SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):   April 19, 2005
                                                          -----------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              000-32615                              04-3578653
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


      401 Edgewater Place, Suite 200, Wakefield, MA            01880-6210
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      (Address of Principal Executive Offices)                (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.01. Regulation FD Disclosure

      On April 19, 2005 the Board of Directors of Franklin Street Properties Corp. (the "Company") declared a cash dividend of $0.41 per share of common stock payable on May 16, 2005 to stockholders of record on April 29, 2005. The cash dividend represents four months of operations. There is no public market for the common stock of the Company.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2005             REGISTRANT

                                  FRANKLIN STREET PROPERTIES CORP.

                                  By: /s/ George J. Carter
                                      ------------------------------------------
                                          George J. Carter
                                          President and Chief Executive Officer


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